UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature]
Signature of Authorized Individual* — Date: 6/20/16

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date filed: 6/20/16
Docket No.: 743

(in $000s)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	24,179	24,179	3,900
RECEIPTS			
CASH SALES	6,584	6,584	28,579
ACCOUNTS RECEIVABLE	32,282	32,282	122,247
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	0	0	(0)
OTHER (ATTACH LIST)	0	0	68,867
TRANSFERS (FROM DIP ACCTS)	0	0	(0)
		0	0
TOTAL RECEIPTS	38,867	38,867	219,693
DISBURSEMENTS			
NET PAYROLL	2,244	2,244	11,624
PAYROLL TAXES	925	925	3,876
SALES, USE, & OTHER TAXES	3,980	3,980	9,575
INVENTORY PURCHASES	360	360	16,025
SECURED/ RENTAL/ LEASES	1,377	1,377	5,657
INSURANCE	1,016	1,016	2,691
ADMINISTRATIVE	1,160	1,160	5,026
SELLING	18	18	914
OTHER (ATTACH LIST)	30,616	30,616	68,312
NET LOAN PAYDOWN	0	0	73,008
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	(0)
PROFESSIONAL FEES [2]	828	828	6,308
U.S. TRUSTEE QUARTERLY FEES	0	0	56
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	42,525	42,525	203,072
NET CASH FLOW	(3,659)	(3,659)	16,620
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	20,521	20,521	20,521

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$42,525
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	($30,106)
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	($4,963)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$7,456

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

OTHER DISBURSEMENTS	AMOUNT	
COMMON CARRIER	468	
PAYMENTS MADE TO LIQUIDATOR (GA)	30,106	
PROF FEES (ORINARY COURSE)	41	
Total Other Disbursements	30,616	

OTHER CASH RECEIPTS		
	0	
Total Other Cash Receipts	0	

	(in $000s) 16-10296 Hancock Fabrics, Inc.	16-10297 Hancock Fabrics, LLC	16-10299 hancockfabrics.com, Inc.	16-10301 HF Merchandising, Inc.	16-10302 HF Resources, Inc.	16-10300 HF Enterprises, Inc.	16-10298 Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 21,832	$ 1,308	$ 504	$ 535	$ -	$ -	$ -	$ 24,179
Total Reciepts	$ 35,093	$ 2,103	$ 810	$ 860	$ -	$ -	$ -	$ 38,867
Disbursements	$ 6,732	$ 403	$ 155	$ 165	$ -	$ -	$ -	$ 7,456
Sales Paid to Liquidator	$ 27,183	$ 1,629	$ 628	$ 666	$ -	$ -	$ -	$ 30,106
Disb made on behalf of Liquidator	$ 4,481	$ 268	$ 103	$ 110	$ -	$ -	$ -	$ 4,963
Estate Disb Made By Outside Sources	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Cash Flow	$ (3,303)	$ (198)	$ (76)	$ (81)	$ -	$ -	$ -	$ (3,659)
Cash End of Month	$ 18,528	$ 1,110	$ 428	$ 454	$ -	$ -	$ -	$ 20,521

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

Major	Minor	Location	Account Name	Category	P4 2016	
401	11	999	Petty Cash Stores	Petty Cash	88,456.26	
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	1,537,282.54	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	200,000.00	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	51	999	Wells Fargo - Operating	Corporate Bank Accounts	12,886,379.70	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	2,239,991.78	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	123,406.12	
402	91	999	Wells Fargo - Consignment Escrow	Corporate Bank Accounts	1,575,208.69	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	35,325.24	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	28,157.40	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	10,599.42	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	13,205.75	19,270,816.64
404	11	1025	Store Bank Accounts	Store Bank Accounts	424.06	
404	11	1031	Store Bank Accounts	Store Bank Accounts	317,897.72	
404	11	1055	Store Bank Accounts	Store Bank Accounts	214,392.76	
404	11	1060	Store Bank Accounts	Store Bank Accounts	203,480.73	
404	11	1090	Store Bank Accounts	Store Bank Accounts	18,882.53	
404	11	1127	Store Bank Accounts	Store Bank Accounts	4,755.53	
404	11	1146	Store Bank Accounts	Store Bank Accounts	137,171.74	
404	11	1249	Store Bank Accounts	Store Bank Accounts	75,392.54	
404	11	1285	Store Bank Accounts	Store Bank Accounts	428.67	
404	11	1294	Store Bank Accounts	Store Bank Accounts	(11,283.67)	
404	11	1358	Store Bank Accounts	Store Bank Accounts	6,034.61	
404	11	1621	Store Bank Accounts	Store Bank Accounts	12,948.28	
404	11	1668	Store Bank Accounts	Store Bank Accounts	8,326.44	
404	11	1674	Store Bank Accounts	Store Bank Accounts	21,785.83	
404	11	1675	Store Bank Accounts	Store Bank Accounts	4,855.89	
404	11	1685	Store Bank Accounts	Store Bank Accounts	5,794.89	
404	11	1696	Store Bank Accounts	Store Bank Accounts	105,435.60	
404	11	1702	Store Bank Accounts	Store Bank Accounts	16,896.57	
404	11	1769	Store Bank Accounts	Store Bank Accounts	9,991.06	
404	11	6049	Store Bank Accounts	Store Bank Accounts	2,619.18	
404	11	6193	Store Bank Accounts	Store Bank Accounts	5,546.73	1,161,777.69
CASH - END OF MONTH (MOR-1)					**20,521,050.59**	

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

	BancorpSouth - Concentration	BancorpSouth - Elavon/GECC	BancorpSouth - Operating Acct.
Balance per books	**1,537,282.54**	**200,000.00**	**2,239,991.78**
Bank Balance	**1,575,796.99**	**200,000.00**	**2,244,689.67**
Deposits in Transit	-	-	-
In-Transit Sweeps	-	-	-
Outstanding Checks	-	-	-
Deposits in Op Account	-	-	-
Reclass of Oustanding Checks to A/P	-	-	-
Unposted GL Entries	(38,514.45)	-	(4,697.89)
Adjusted Bank Balance	**1,537,282.54**	**200,000.00**	**2,239,991.78**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

	BancorpSouth - Admin Payroll	BancorpSouth - Hourly Payroll	Wells Fargo Bank- HF Resources	Wells Fargo Bank- HF Enterprises
Balance per books	**35,325.24**	**28,157.40**	**10,599.42**	**13,205.75**
Bank Balance	**31,986.71**	**30,179.47**	**10,599.42**	**13,205.75**
Deposits in Transit	-	-	-	-
In-Transit Sweeps	-	-	-	-
Outstanding Checks	-	-	-	-
Deposits in Op Account	-	-	-	-
Reclass of Oustanding Checks to A/P	-	-		
Unposted GL Entries	3,338.53	(2,022.07)	-	-
Adjusted Bank Balance	**35,325.24**	**28,157.40**	**10,599.42**	**13,205.75**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

	Wells Fargo Bank-DIP-TX Ad Valorem	Wells Fargo Bank-DIP-Utility Deposits	Wells Fargo Bank-DIP-Operating	Wells Fargo Bank-DIP-Consignment
Balance per books	**250,000.00**	**371,260.00**	**12,886,379.70**	**1,575,208.69**
Bank Balance	**250,000.00**	**371,260.00**	**12,886,379.70**	**1,575,208.69**
Deposits in Transit	-	-	-	-
In-Transit Sweeps	-	-	-	-
Outstanding Checks	-	-	-	-
Deposits in Op Account	-	-	-	-
Reclass of Oustanding Checks to A/P				
Unposted GL Entries	-	-		
Adjusted Bank Balance	**250,000.00**	**371,260.00**	**12,886,379.70**	**1,575,208.69**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

		BancorpSouth-Accounts Payable
Balance per books		**123,406.12**
Bank Balance		**63,020.59**
Deposits in Transit		-
In-Transit Sweeps		-
Outstanding Checks		(2,119,460.84)
Deposits in Op Account		-
Reclass of Oustanding Checks to A/P		2,119,460.84
Unposted GL Entries		60,385.53
Adjusted Bank Balance		**123,406.12**
Deposits in Transit	**Date**	**Amount**
		-
Outstanding Checks	**Check No.**	**Amount**
	122127	216.00
	122141	106.62
	122161	111.18
	122170	8.01
	122187	96.40
	122188	17.49
	122208	23.60
	122233	72.00
	122246	35.54
	122287	24.00
	122298	35.54
	122325	45.66
	122337	15.77
	122345	72.00
	122359	35.54
	122833	22.50
	122881	72.00
	122892	35.54
	123114	24.00
	123139	35.54
	123192	8.70
	123197	16,336.06
	123274	10.08
	123536	1,558.24
	123560	305.90
	123616	660.00
	123904	20.00
	124071	6,000.00
	124246	23.86
	124255	2,500.00
	124371	109.50
	124513	21.52
	124516	1,068.12

BancorpSouth-Accounts Payable

124560	372.00
124575	37.50
124597	49.60
124600	59.00
124601	89.90
124660	10,796.64
124681	7,839.16
125026	12.00
125138	62.21
125256	23,522.84
125323	3,943.62
125344	72.00
125355	84.00
125415	98.50
125422	677.04
125433	454.61
125453	950.54
125454	156.00
125541	27.41
125555	17.21
125567	78.46
125577	39.37
125582	27.87
125588	81.93
125591	20.97
125596	107.00
125599	1,612.64
125600	9,583.33
125601	2,239.71
125602	9,636.98
125604	190.38
125605	1,284.28
125606	1,446.70
125607	14,195.55
125608	54.45
125609	29.23
125611	5,618.20
125614	94.76
125615	309.12
125617	129.76
125618	367.84
125620	64.99
125621	63.02
125624	5.39
125626	10.01
125629	153.74
125630	416.38
125631	68.06
125632	153.57
125639	2,141.59
125640	1,848.09
125643	218.79
125645	46.73
125646	794.14
125647	1,758.59
125648	583.19
125651	15.29

BancorpSouth-Accounts Payable	
125653	863.18
125654	24.25
125656	1,122.14
125657	263.37
125659	38.00
125661	160.30
125663	74.45
125664	4,295.86
125665	56.92
125667	12.00
125668	2,433.98
125669	352.58
125670	274.68
125671	49.02
125672	149.23
125673	3,664.07
125674	70.39
125678	1,142.04
125679	3,028.57
125680	7,645.19
125681	599.14
125683	104.05
125684	976.09
125688	64.20
125689	97.31
125690	468.17
125692	81.00
125693	76.45
125694	12,265.24
125696	95.96
125699	61.19
125701	355.33
125702	107.13
125703	2,344.15
125704	36.64
125705	83.59
125706	1,935.06
125707	1,024.35
125710	339.38
125714	1,473.13
125715	252.00
125716	230.88
125717	682.29
125718	14.14
125719	532.66
125720	818.75
125721	361.01
125724	1,774.78
125726	23.54
125727	151.95
125731	3,866.80
125734	40.86
125735	269.64
125738	304.56
125741	11,279.00
125743	30.38
125744	25.21

BancorpSouth-Accounts Payable

125745	65.23
125746	125.02
125748	11,596.74
125749	41.00
125750	1,206.81
125753	699.87
125754	23.11
125755	26.39
125756	458.02
125757	54.13
125761	232.41
125765	833.34
125766	1,360.00
125767	17.28
125768	46,321.16
125769	9,915.26
125770	42.80
125771	25.00
125772	75.00
125773	30.00
125774	35.00
125775	500.00
125776	55.00
125777	45.00
125778	300.00
125779	1,910.00
125780	2,462.55
125781	341.07
125782	2,803.74
125783	2,446.36
125784	1,895.70
125785	124.24
125786	267.90
125787	253.00
125788	319.85
125789	2,345.00
125790	6,200.50
125791	369.01
125792	51.10
125793	428.29
125794	6,820.37
125795	247.15
125796	5,488.93
125797	20.00
125798	46.75
125799	228.61
125800	120.49
125801	83.22
125802	186.55
125803	49.08
125804	279.22
125805	70.47
125806	322.13
125807	261.99
125808	2,560.36
125809	42.44
125810	336.55

BancorpSouth-Accounts Payable

125811	37.70
125812	19.31
125813	109.41
125814	61.53
125815	31.04
125816	144.29
125817	52.61
125818	221.55
125819	42.78
125820	65.46
125821	55.68
125822	594.84
125823	1,430.19
125824	52.72
125825	37.49
125826	165.87
125827	530.29
125828	1,224.59
125829	161.83
125830	275.54
125831	3,501.03
125832	1,697.09
125833	560.00
125834	120.00
125835	2,832.22
125836	5,463.88
125837	850.00
125838	811.79
125839	217.55
125840	2,172.69
125841	105,880.87
125842	1,796.08
125843	10.50
125844	1,022.50
125845	1,155.58
125846	15,012.24
125847	1,436.50
125848	550.00
125849	27.33
125850	229.05
125851	14.30
125852	508.41
125853	7,320.79
125854	837.69
125855	5,000.00
125856	729.32
125857	659.30
125858	60.65
125859	350.00
125860	948.81
125861	67.36
125862	500.00
125863	218.22
125864	1,098.24
125865	75.01
125866	400.00
125867	40.70

BancorpSouth-Accounts Payable

125868	1,187.88
125869	157.71
125870	46.23
125871	126.65
125872	46,051.00
125873	770.25
125874	159.13
125875	297.35
125876	92.50
125877	2,966.74
125878	147.21
125879	13.53
125880	1,368.73
125881	64.20
125882	18,521.39
125883	140.81
125884	722.87
125885	1,775.16
125886	5,225.78
125887	594.00
125888	1,801.95
125889	74.22
125890	56.61
125891	255.94
125892	1,081.69
125893	91.76
125894	587.00
125895	421.58
125896	50.00
125897	727.14
125898	1,882.87
125899	25.39
125900	10,305.74
125901	23,081.05
125902	1,800.28
125903	233.11
125904	2,425.82
125905	3,170.28
125906	15.16
125907	60.40
125908	55.90
125909	98.44
125910	14.58
125911	51.16
125912	45.35
125913	406.78
125914	1,445.89
125915	1,397.77
125916	8,629.31
125917	14,851.41
125918	5,964.37
125919	6,749.66
125920	7,519.41
125921	10,852.51
125922	11,008.99
125923	10,927.34
125924	7,651.83

BancorpSouth-Accounts Payable

125925	4,166.67
125926	11,142.22
125927	6,817.00
125928	9,915.26
125929	6,383.33
125930	2,650.00
125931	7,903.61
125932	5,000.00
125933	12,109.28
125934	10,680.28
125935	8,374.70
125936	7,408.23
125937	8,229.60
125938	14,026.67
125939	11,260.35
125940	7,100.00
125941	6,420.00
125942	11,193.33
125943	9,228.34
125944	7,936.77
125945	11,250.00
125946	5,250.00
125947	8,109.00
125948	5,632.56
125949	5,591.25
125950	20,194.00
125951	6,083.33
125952	12,066.55
125953	7,880.20
125954	10,000.00
125955	7,100.00
125956	9,895.84
125957	5,960.79
125958	10,291.67
125959	5,150.95
125960	7,928.25
125961	10,000.00
125962	4,166.67
125963	8,744.55
125964	10,189.55
125965	5,333.33
125966	10,610.27
125967	7,650.00
125968	11,170.00
125969	13,566.71
125970	5,110.42
125971	7,081.67
125972	9,829.93
125973	5,886.58
125974	6,650.00
125975	17,011.69
125976	10,125.00
125977	100.00
125978	7,320.95
125979	10,588.75
125980	6,322.00
125981	11,959.26

BancorpSouth-Accounts Payable	
125982	9,988.42
125983	9,458.25
125984	13,445.47
125985	8,200.00
125986	5,059.35
125987	11,740.80
125988	4,522.50
125989	8,208.25
125990	6,111.77
125991	11,096.56
125992	10,758.55
125993	9,114.72
125994	9,916.67
125995	4,898.33
125996	9,466.25
125997	5,387.27
125998	4,000.00
125999	7,091.67
126000	8,057.92
126001	14,337.00
126002	15,655.65
126003	4,238.76
126004	6,946.50
126005	11,334.81
126006	11,448.60
126007	4,980.00
126008	5,833.33
126009	7,083.34
126010	11,950.92
126011	8,482.50
126012	7,807.25
126013	5,562.80
126014	6,575.12
126015	4,500.00
126016	14,342.10
126017	3,333.33
126018	5,833.33
126019	7,521.99
126020	9,373.76
126021	13,110.98
126022	6,650.00
126023	2,533.00
126024	6,666.67
126025	5,833.33
126026	8,462.83
126027	4,791.67
126028	8,829.17
126029	13,615.47
126030	7,187.50
126031	10,465.35
126032	7,291.67
126033	6,302.08
126034	5,506.81
126035	8,666.66
126036	4,583.33
126037	3,985.00
126038	8,669.88

BancorpSouth-Accounts Payable	
126039	4,000.00
126040	6,562.50
126041	6,500.00
126042	10,066.66
126043	8,091.00
126044	13,046.67
126045	6,000.00
126046	8,486.20
126047	8,195.66
126048	5,700.00
126049	4,438.08
126050	5,041.00
126051	8,190.00
126052	8,750.00
126053	171.15
126054	7,166.67
126055	12,100.00
126056	9,442.00
126057	5,270.83
126058	7,083.33
126059	2,083.34
126060	11,112.01
126061	8,547.41
126062	12,137.63
126063	6,140.83
126064	5,799.75
126065	4,339.48
126066	6,418.33
126067	9,333.33
126068	4,291.67
126069	8,333.33
126070	4,711.50
126071	15,193.83
126072	12,051.71
126073	3,250.00
126074	10,008.35
126075	3,862.50
126076	10,302.50
126077	7,201.59
126078	6,666.67
126079	6,200.00
126080	7,505.00
126081	7,729.17
126082	7,165.63
126083	5,625.00
126084	100.00
126085	4,707.89
126086	13,036.94
126087	1,100.03
126088	8,541.67
126089	11,347.92
126090	7,083.33
126091	15,966.29
126092	6,983.34
126093	3,333.33
126094	7,313.80
126095	3,636.36

BancorpSouth-Accounts Payable

126096	12,253.61
126097	6,416.67
126098	7,506.30
126099	2,125.00
126100	6,925.59
126101	5,644.17
126102	10,000.00
126103	8,154.25
126104	850.00
126105	850.00
	2,119,460.84

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/01/16 - 05/28/16	Simmons First National Bank	Wells Fargo		Regions	
		Various accounts		Various accounts	
Balance per books	**424.06**		**317,897.72**		**214,392.76**
Bank Balance	**416.06**		**141,166.98**		**84,026.15**
Deposits in Transit	-		164,150.28		105,386.02
In-Transit Sweeps	-		-		-
Outstanding Checks	-		-		-
Deposits in Op Account	-		10,162.52		-
Unposted GL Entries	8.00		2,417.94		24,980.59
Adjusted Bank Balance	**424.06**		**317,897.72**		**214,392.76**
Deposits in Transit		5/26/2016	2,659.71	5/27/2016	50,355.91
		5/27/2016	76,651.60	5/28/2016	55,030.11
		5/28/2016	84,838.97		
	-		164,150.28		105,386.02

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/01/16 - 05/28/16	JP Morgan Chase		BancFirst		First Bank		Wells Fargo (Wachovia)	
Balance per books		**203,480.73**		**18,882.53**		**4,755.53**		**137,171.74**
Bank Balance		**71,119.37**		**14,089.00**		**2,217.01**		**59,741.27**
Deposits in Transit		119,067.00		4,728.39		2,508.06		77,588.73
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		13,294.36		65.14		30.46		(158.26)
Adjusted Bank Balance		**203,480.73**		**18,882.53**		**4,755.53**		**137,171.74**
Deposits in Transit	5/26/2016	2,201.11	5/27/2016	2,580.69	5/27/2016	1,213.72	5/27/2016	35,942.96
	5/27/2016	54,332.82	5/28/2016	2,147.70	5/28/2016	1,294.34	5/28/2016	41,645.77
	5/28/2016	62,533.07						
		119,067.00		4,728.39		2,508.06		77,588.73

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/01/16 - 05/28/16	Wells Fargo LLC Various accounts		SunTrust Bank	Bank of Oklahoma		Commerce Bank	
Balance per books		**75,392.54**	**428.67**		**(11,283.67)**		**6,034.61**
Bank Balance		**46,195.38**	**353.67**		**7,655.27**		**1,309.72**
Deposits in Transit		29,083.66	-		3,679.87		4,719.88
In-Transit Sweeps		-	-		-		-
Outstanding Checks		-	-		-		-
Deposits in Op Account		-	-		-		-
Unposted GL Entries		113.50	75.00		(22,618.81)		5.01
Adjusted Bank Balance		**75,392.54**	**428.67**		**(11,283.67)**		**6,034.61**
Deposits in Transit	5/26/2016	2,095.55		5/27/2016	1,943.50	5/27/2016	662.56
	5/27/2016	12,742.97		5/28/2016	1,736.37	5/28/2016	1,318.77
	5/28/2016	14,245.14				5/27/2016	1,175.52
						5/28/2016	1,563.03
		29,083.66	-		3,679.87		4,719.88

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/01/16 - 05/28/16	First National Bank		American National Bank		BancFirst		BMO Harris Bank	
Balance per books		**12,948.28**		**8,326.44**		**21,785.83**		**4,855.89**
Bank Balance		**9,780.23**		**4,361.59**		**21,751.35**		**1,381.33**
Deposits in Transit		3,168.09		3,957.59		-		3,341.99
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		(0.04)		7.26		34.48		132.57
Adjusted Bank Balance		**12,948.28**		**8,326.44**		**21,785.83**		**4,855.89**
Deposits in Transit	5/27/2016	1,618.31	5/27/2016	2,842.70			5/27/2016	1,577.22
	5/28/2016	1,549.78	5/28/2016	1,114.89			5/28/2016	1,764.77
		3,168.09		3,957.59		-		3,341.99

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/01/16 - 05/28/16	First Merit Bank		PNC Bank		US Bank	
Balance per books		**5,794.89**		**105,435.60**		**16,896.57**
Bank Balance		**3,854.59**		**103,780.43**		**13,671.37**
Deposits in Transit		1,907.63		1,618.33		3,164.93
In-Transit Sweeps		-		-		-
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		32.67		36.84		60.27
Adjusted Bank Balance		**5,794.89**		**105,435.60**		**16,896.57**
Deposits in Transit	5/27/2016	779.21	5/27/2016	532.74	5/27/2016	1,445.56
	5/28/2016	1,128.42	5/28/2016	1,085.59	5/28/2016	1,719.37
		1,907.63		1,618.33		3,164.93

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/01/16 - 05/28/16	Commercial National Bank		Genoa Bank		Associated Bank N.A.	
Balance per books		**9,991.06**		**2,619.18**		**5,546.73**
Bank Balance		**6,559.60**		**616.34**		**3,607.54**
Deposits in Transit		3,431.51		2,002.84		1,878.02
In-Transit Sweeps		-		-		-
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		(0.05)		-		61.17
Adjusted Bank Balance		**9,991.06**		**2,619.18**		**5,546.73**
Deposits in Transit	5/27/2016	1,543.03	5/27/2016	839.87	5/27/2016	818.33
	5/28/2016	1,888.48	5/28/2016	1,162.97	5/28/2016	1,059.69
		3,431.51		2,002.84		1,878.02

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	2/12/2016			700	
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	2/22/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	2/26/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			107	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			729	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			7	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/03/16			800	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			95	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			19	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/06/16			10	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/08/16			172	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/13/16			11	86
Case Professionals			HANCOCK FABRICS, INC., et al.		04/15/16			172	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/20/16			29	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/22/16			164	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			31	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/29/16			163	
Case Professionals			HANCOCK FABRICS, INC., et al.		05/27/16	94	0	94	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/06/16	76	0	76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/13/16	76	0	76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/19/16	76	0	76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/23/16	273	0	273	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/18/16	69	163	69	163
			Totals			665	163	5,780	529

Note: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

STATEMENT OF OPERATIONS
(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	36,116	144,995
Less: Returns and Allowances	0	0
Net Revenue	**$36,116**	**$144,995**
COST OF GOODS SOLD		
Beginning Inventory	62,491	95,238
Add: Purchases	1,979	23,402
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(42,803)	(42,803)
Cost of Goods Sold	21,667	75,837
Gross Profit	14,449	69,158
OPERATING EXPENSES		
Advertising	45	1,260
Auto and Truck Expense	4	23
Bad Debts	1	4
Contributions	(0)	(0)
Employee Benefits Programs	282	1,068
Insider Compensation*	228	930
Insurance	232	843
Management Fees/Bonuses	35	124
Office Expense	86	323
Pension & Profit-Sharing Plans	137	581
Repairs and Maintenance	152	650
Rent and Lease Expense	1,487	7,062
Salaries/Commissions/Fees	2,382	12,969
Supplies	59	636
Taxes - Payroll	228	1,228
Taxes - Real Estate	285	1,442
Taxes - Other	65	185
Travel and Entertainment	28	232
Utilities	371	2,304
Other (attach schedule)	586	3,711
Total Operating Expenses Before Depreciation	**6,692**	**35,575**
Depreciation/Depletion/Amortization	234	1,213
Net Profit (Loss) Before Other Income & Expenses	**7,523**	**32,370**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(260)	(74,171)
Interest Expense	189	5,761
Other Expense (attach schedule)	29,964	72,783
Net Profit (Loss) Before Reorganization Items	**(22,369)**	**27,996**
REORGANIZATION ITEMS		
Professional Fees [(1)]	971	6,451
U. S. Trustee Quarterly Fees	35	159
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(1)	(1)
Gain (Loss) from Sale of Equipment	(0)	(0)
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**1,005**	**6,608**
Income Taxes	0	0
Net Profit (Loss)	**($23,374)**	**$21,388**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$571	$2,123
Outside D/C Labor	$15	$278
reclass ordinary pro fees to other	($73)	$726
Over/Short	$11	$56
Miscellaneous Operating Expens	$35	$105
Outside Services	$17	$259
Recruiting Fees and Expenses	$4	$29
Outside Service - Inventory	$0	$104
GIFT CARD FEES	$6	$19
Theft	$0	$1
Outside Services - Remodel	$0	$10
Employee Relations and Trainin	$0	$1
Total Other Operational Expenses	$586	$3,711
Other Income		
Commission Income	($1)	($197)
Non - Operating Income	($259)	($73,974)
	$0	$0
Total Other Income	($260)	($74,171)
Other Expenses		
Non - Operating Expense	$29,781	$70,566
Reclass $800K Hillco Breakup Fee	$0	($800)
Gain or Loss on FA Disposition	$0	$2,828
Directors Fees	$18	$16
Check Authorization Fees	$0	$1
Transfer Agent Expense	$7	$7
Investor Relations	$0	$1
Commission Expense	$157	$163
Stockholder Service		$1
Total Other Expenses	$29,964	$72,783
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned before the bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	20,554	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	4,145	898
Notes Receivable	0	0
Inventories	42,803	95,238
Prepaid Expenses	3,467	2,235
Professional Retainers [1]	1,082	1,231
Other Current Assets (attach schedule)	5,433	1,523
TOTAL CURRENT ASSETS	**$77,484**	**$105,031**
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	45,730	54,986
Leasehold Improvements	5,293	8,145
Vehicles	642	642
Less Accumulated Depreciation	(53,128)	(60,393)
TOTAL PROPERTY & EQUIPMENT	**$25,901**	**$30,744**
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	4,360	5,671
TOTAL OTHER ASSETS	**$4,360**	**$5,671**
TOTAL ASSETS	**$107,745**	**$141,446**

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT EN CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	3,675	0
Taxes Payable (refer to FORM MOR-4)	3,526	0
Wages Payable	347	0
Accrued Expenses (attach schedule)	10,498	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,739	0
Secured Debt - WF/GA/DBT	(274)	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	**$20,511**	**$0**
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	(0)	55,125
Secured Debt - 2nd Lien (Term)	6,000	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	3,049	6,875
Other Prepetition Liabilities (attach schedule)	58,142	63,397
Unsecured Debt	25,557	25,836
TOTAL PRE-PETITION LIABILITIES	**$100,953**	**$176,937**
TOTAL LIABILITIES	**$121,463**	**$176,937**
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(128,955)	(129,339)
Retained Earnings - Postpetition	21,388	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	**($13,718)**	**($35,491)**
TOTAL LIABILITIES AND OWNERS' EQUITY	**$107,745**	**$141,446**

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	5	2
	A/R - Affinion Group	538	539
	A/R - Miscellaneous	(11)	202
	A/R Volume Discounts	14	14
	Due from Pension Fund	39	4
	Employee Signing Bonus A/R	2	26
	Insurance Claims Receivable	626	735
	SBLC Reserve (Held by Wells Fargo)	4,222	0
Total Current Other Assets		5,433	1,523
Other Assets			
	Utility Deposits	404	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	17	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	545	2,077
	Chapter 11 Bankruptcy Deposits	30	0
	Other	0	0
Total Other Assets		4,360	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,740	41,600
	Post Retirement Benefits	3,078	3,062
	Workers Comp Reserves	2,433	2,655
	Accrued Rent Liability - ST	1,407	1,630
	Accrued Real Estate Taxes - LL	1,652	1,974
	Accrued Franchise Taxes	7	57
	Capital Lease Obligation	2,160	2,209
	Stepped Rent	1,589	1,975
	Unapplied Rent Credit	1,120	1,618
	Mdse Liability Reserves / Adjustments	1,208	4,824
	L/T Deferred Comp	1,025	1,070
	Accrued G/L Liability - ST	723	723
Total Other Prepetition Liabilities		58,142	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	Due to Liquidator	5,559	0
	Holding-A/P Warehouse	3,567	0
	AP Utilities	96	0
	Medical Ins	260	0
	A/P In Transit Merchandise	6	0
	Accrued Int NP	400	0
	Accounts Payable Other	352	0
	US Trustee Quarterly Fees	105	0
	Other	154	0
Total Accrued Expenses - Detail		10,498	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	175	186	269	5/2, 5/5, 5/12, 5/13, 5/19, 5/26, 5/27	EFT	93
FICA-Employee	75	201	262	5/2, 5/5, 5/12, 5/13, 5/19, 5/26, 5/27	EFT	14
FICA-Employer	75	201	262	5/2, 5/5, 5/12, 5/13, 5/19, 5/26, 5/27	EFT	14
Unemployment	0		0		EFT	0
Income	0		0			0
Other:________	0		0			0
Total Federal Taxes	**324**	**587**	**792**			**120**
State and Local						
Withholding	21	59	88	5/2, 5/5, 5/12, 5/13, 5/19, 5/26, 5/27	EFT	-9
Sales	3,494	2,738	3,856	5/9, 5/20	EFT	2,377
Excise	0		0			0
Unemployment	0		0		EFT	0
Real Property	845	206	217	5/1, 5/5, 5/06, 05/10, 05/11, 05/16, 05/18, 05/24, 05/26, 05/31		834
Personal Property	168	44	8	5/1, 5/2, 5/10	EFT	205
Other:________	0		0			0
Total State and Local	**4,529**	**3,047**	**4,170**			**3,407**
Total Taxes	**4,853**	**3,634**	**4,961**			**3,526**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	3,675				3,675
Wages Payable		347				347
Taxes Payable		3,526				3,526
Rent/Leases-Building		2,739				2,739
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:________						0
Other:________						0
Total Postpetition Debts	**0**	**10,288**	**0**	**0**	**0**	**10,288**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/01/16 - 05/28/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	4,571
+ Amounts billed during the period	31,857
- Amounts collected during the period	(32,282)
Total Accounts Receivable at the end of the reporting period	**4,145**
Accounts Receivable Aging	**Amount**
0 - 30 days old	4,145
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**4,145**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**4,145**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note 1: GOB sale approved as part of the financing Order.

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762

Memo:

Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-

A summary of sales of De Minimis Assets that have taken place during the reporting month, as required by the *Order Authorizing and Approving Expedited Procedures for the Sale or Abandonment of De Minimis Assets* [D.I. 656]

De Minimis Assests Sold	Purchaser	Purchase Price	Significant terms of the sale agreement	Connections between the debtor and the purchaser	Payment	Deposit Date
Fabric processing machines (9)	Fabric Merchants	$ 17,100	$1900 per machine	Vendor	$ 10,475	6/13/2016
Fabric processing machines (7)	Santee Print	$ 13,300	$1900 per machine	Vendor	$ 13,300	6/13/2016
Fabric processing machines (2)	PHI Fabrics	$ 3,800	$1900 per machine	Vendor		
Shrink Wrap Machine	Shrink Tech Systems	$ 15,000	$15,000 for the machine and supplies	Manufacturer	$ 15,000	6/13/2016
Welding Machine	Jason Hall	$ 600	Welding Machine	Employee	$ 600	6/13/2016
		$ 49,800				

Miscellaneous:

16-10296-BLS Hancock Fabrics, Inc.

Type: bk	Chapter: 11 v	Office: 1 (Delaware)
Assets: y	Judge: BLS	

Case Flag: PlnDue, DsclsDue, LEAD, CLMSAGNT, MEGA, SealedDoc(s)

U.S. Bankruptcy Court

District of Delaware

Notice of Electronic Filing

The following transaction was received from Rachel Layne Biblo entered on 6/20/2016 at 10:57 AM EDT and filed on 6/20/2016

Case Name: Hancock Fabrics, Inc.
Case Number: 16-10296-BLS
Document Number: 743

Docket Text:
Debtor-In-Possession Monthly Operating Report for Filing Period May 1, 2016 - May 28, 2016 Filed by Hancock Fabrics, Inc.. (Biblo, Rachel)

The following document(s) are associated with this transaction:

Document description: Main Document
Original filename: \\im-file\data\AJ\Hancock MOR May 2016.pdf
Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date=6/20/2016] [FileNumber=13902851-0
] [56f4d4f5ec45a5614cd8792dcf806edc572ff886c813eafd9286d1854203998cce0
6d2179952863a30efc67910b3901910f614f8c38108643c42f05f613413ad]]

16-10296-BLS Notice will be electronically mailed to:

Elihu Ezekiel Allinson, III on behalf of Creditor G&I VIII WTC, LLC
ZAllinson@SHA-LLC.com, ecf@williamdsullivanllc.com;KDavis@SHA-LLC.com;hcoleman@sha-llc.com

Elihu Ezekiel Allinson, III on behalf of Interested Party Hilltop Development, Inc.
ZAllinson@SHA-LLC.com, ecf@williamdsullivanllc.com;KDavis@SHA-LLC.com;hcoleman@sha-llc.com

Tara B. Annweiler on behalf of Creditor American National Insurance Company
tannweiler@greerherz.com

Brian L. Arban on behalf of Creditor The McCall Pattern Company
barban@hillerarban.com

Elizabeth Banda Calvo on behalf of Creditor City of Garland
dbanks@pbfcm.com, ebcalvo@pbfcm.com;ebcalvo@ecf.inforuptcy.com

Elizabeth Banda Calvo on behalf of Creditor Garland ISD